SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K/A


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  August 25, 1998


                        MELLON RESIDENTIAL FUNDING CORPORATION
          (as depositor under the Pooling and Servicing Agreement, dated as of June 30, 1998, which forms Mellon Bank Home Equity Installment
                                 Loan Trust 1998-1.


                        MELLON RESIDENTIAL FUNDING CORPORATION
                 (Exact name of Registrant as specified in its Charter)


                                        DELAWARE
                   (State or Other Jurisdiction of Incorporation)


                 333-24453                                23-2889067
                (Commission File Number)                 (I.R.S. Employer
                                                          Identification No.)


                 ONE MELLON BANK CENTER, ROOM 410
                 PITTSBURGH, PENNSYLVANIA                  15258
                 (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (412) 236-6559


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of August 25, 1998.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of June 30, 1998.


          Date:  March 18, 1999             By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

          Document

          Monthly Remittance Statement to the Certificateholders dated as of August 25, 1998.





  MELLON BANK
HOME EQUITY INSTALLMENT LOAN TRUST 1998-1
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES MEHLT 1998-1
Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          A-1   48,500,000.00  48,500,000.00     259,475.00   1,299,928.25   1,
>559,403.25           0.00           0.00  47,200,071.75
          A-2   13,500,000.00  13,500,000.00      69,862.50           0.00
> 69,862.50           0.00           0.00  13,500,000.00
          A-3   22,200,000.00  22,200,000.00     116,920.00           0.00
>116,920.00           0.00           0.00  22,200,000.00
          A-4   24,339,000.00  24,339,000.00     131,836.25           0.00
>131,836.25           0.00           0.00  24,339,000.00
          A-5   13,200,000.00  13,200,000.00      69,300.00           0.00
> 69,300.00           0.00           0.00  13,200,000.00
          B     10,590,000.00  10,590,000.00      60,539.50           0.00
> 60,539.50           0.00           0.00  10,590,000.00
          R              0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00

TOTALS         132,329,000.00 132,329,000.00     707,933.25   1,299,928.25   2,
>007,861.50           0.00           0.00 131,029,071.75

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

          A-1  585525BP2        1,000.000000       5.350000      26.802644
> 32.152644     973.197356       6.420000%      6.420000%
          A-2  585525BQ0        1,000.000000       5.175000       0.000000
>  5.175000   1,000.000000       6.210000%      6.210000%
          A-3  585525BR8        1,000.000000       5.266667       0.000000
>  5.266667   1,000.000000       6.320000%      6.320000%
          A-4  585525BS6        1,000.000000       5.416667       0.000000
>  5.416667   1,000.000000       6.500000%      6.500000%
          A-5  585525BT4        1,000.000000       5.250000       0.000000
>  5.250000   1,000.000000       6.300000%      6.300000%
          B    585525BU1        1,000.000000       5.716667       0.000000
>  5.716667   1,000.000000       6.860000%      6.860000%
          R                         0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%
                                    0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%

SELLER:                       Mellon Bank, N.A.                            ADMI
>NISTRATOR:                Barbara Campbell
SERVICER:                     Mellon Bank, N.A.
>                          Bankers Trust Company
LEAD UNDERWRITER:             J.P. Morgan & Co.
>                           3 Park Plaza
RECORD DATE:                   July 31, 1998
>                          Irvine, CA 92614
DISTRIBUTION DATE:            August 25, 1998
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 2
>                            (c) COPYRIGHT 1998 Bankers Trust Company

>                                                          MELLON BANK

>                                                        HOME EQUITY INSTALLMENT
> LOAN TRUST 1998-1

>                                                        MORTGAGE PASS-THROUGH C
>ERTIFICATES

>                                                        SERIES MEHLT 1998-1

>                                                        Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  August 25, 1998


>                                                        DELINQUENT AND
>                                               LOANS       LOANS       LOANS
>

>                                                        FORECLOSURE LOAN
>             30 TO 59  60 TO 89   90 PLUS       IN           IN         IN

>                                                        INFORMATION *
>               DAYS      DAYS       DAYS    FORECLOSURE     REO     BANKRUPTCY
>

>                                                           GROUP 1     PRINCIPA
>L BALANCE   74,628.00 48,345.00        0.00        0.00        0.00       0.00
>

>                                                        PERCENTAGE OF POOL BALA
>NCE            0.0569%   0.0369%     0.0000%     0.0000%     0.0000%    0.0000%
>

>                                                        NUMBER OF LOANS
>                    2         1           0           0           0          0
>

>                                                        PERCENTAGE OF LOANS
>               0.0839%   0.0419%     0.0000%     0.0000%     0.0000%    0.0000%
>

>                                                        * FORECLOSURES, REOS, A
>ND BANKRUPTCIES ARE NOT INCLUDED IN THE DELINQUENCY BUCKETS



>                                                        BEGINNING POOL BALANCE
>                                                                 132,329,321.65
>

>                                                        ENDING POOL BALANCE
>                                                                 131,149,682.61
>


>                                                        BEGINNING LOAN COUNT
>                                                                           2405
>

>                                                        ENDING LOAN COUNT
>                                                                           2384
>


>                                                        TOTAL PRINCIPAL COLLECT
>IONS                                                               1,179,639.04
>

>                                                        TOTAL INTEREST COLLECTI
>ONS                                                                 872,796.06
>



>                                                        NUMBER OF LOANS SUBJECT
> TO PRINCIPAL PREPAYMENTS                                                    21
>

>                                                        AGGREGATE BALANCE OF PR
>EPAYMENTS IN FULL                                                   861,534.92
>


>                                                        POOL REALIZED LOSSES
>                                                                          0.00
>

>                                                        LIQUIDATION PROCEEDS
>                                                                          0.00
>


>                                                        THE EXTRA PRINCIPAL DIS
>TRIBUTION AMOUNT                                                    120,289.21
>

>                                                        THE OVERCOLLATERALIZATI
>ON AMOUNT                                                           120,610.86
>

>                                                        THE OVERCOLLATERALIZATI
>ON DEFICIENCY                                                      1,322,968.35
>


>                                                        ACCRUED SERVICING FEE F
>OR THE RELATED DUE PERIOD                                            55,137.22
>

>                                                        LESS:  COMPENSATING INT
>EREST                                                                  (202.20)
>

>                                                                   DELINQUENT S
>ERVICING FEES                                                        (5,329.72)
>


>                                                        COLLECT SERVICING FEES
>FOR THE RELATED DUE PERIOD                                           49,605.30
>


>                                                        DOES A TRIGGER EVENT EX
>IST?                                                                NO


>                                                        PROPERTIES IN REO:

>                                                        LOAN NUMBER:
>  STATED PRINCIPAL BALANCE
>
>                          Page 2 of 2               (c) COPYRIGHT 1998 B
>

ankers Trust Company